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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): February 7, 2000




                          THE SOUTHSHORE CORPORATION
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            (Exact name of registrant as specified in its charter)



    Colorado                        0-19949                  84-1153522
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(State or other juris-   (Commission file number)      (IRS Employer
diction of incorporation                               Identification No.)
or organization)




   5373 North Union Boulevard, Suite 100, Colorado Springs, Colorado  80918
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   (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (719) 590-4900
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         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 4.        CHANGES IN REGISTRANT'S INDEPENDENT PUBLIC ACCOUNTANTS
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       Effective February 7, 2000, the Company's Board of Directors approved a change in the Company's independent accountant. The independent account who was dismissed and had been previously engaged as the principal accountant to audit the Company's financial statements was Schumacher and Associates, Inc. Schumacher and Associates, Inc.'s reports covered the years ended March 31, 1999 and March 31, 1998. The financial statements of the Company for the periods reported on by Schumacher and Associates, Inc. did not contain any adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports of Schumacher and Associates, Inc. contained a going concern qualification. In connection with the audits of the Company's financial statements for the fiscal years ended March 31, 1999 and 1998, there were no disagreements with Schumacher and Associates, Inc. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Schumacher and Associates, would have caused Schumacher and Associates, Inc. to make reference to the matter in their report.

       The Company has retained the accounting firm of Gerald R. Hendricks & Co., P.C. to serve as the Company's independent accountant to audit the Company's financial statements. Prior to its engagement as the Company's independent accountant, Gerald R. Hendricks & Co., P.C. had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant. The engagement of Gerald R. Hendricks & Co., P.C. was effective on February 7, 2000.

     The Company has requested that Schumacher and Associates, Inc. furnish it with a letter addressed to the Commission stating whether it agrees with the above statements.

ITEM 7:   EXHIBITS
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  (a)     Exhibit
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  Item    Title
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  18.0    Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3)
          of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant should furnish the letter of Schumacher and Associates, former accountants to the Company, within ten (10) days.

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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        iRV, INC.



Date: February 11, 2000                 By:  /s/ John H. Deufel
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                                             John H. Deufel, President